HFWA

Heritage Financial Corporation

Brian L. Vance, President & CEO

1 Exhibit 99.1

Forward Looking Statements

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources;
fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and of our bank subsidiaries by the Federal
Deposit Insurance Corporation (the “FDIC”), the Washington State Department of Financial Institutions, Division of Banks (the “Washington DFI”) or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial
Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; future legislative changes in the United States Department of Treasury Troubled Asset Relief Program Capital Purchase Program; and other risks detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2010 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview • Company & Financial Information • Credit Risk Management • Peer Group Analysis • Strategic Focus 3

4

HERITAGE FINANCIAL CORPORATION

HERITAGE BANK
the quality bank

CVB Central Valley Bank
"Large enough to serve, Small enough to care."

HERITAGE FINANCIAL CORPORATION

Corporate Structure 5 Note: Numbers rounded for presentation purposes only Data as of June 30, 2010 Total assets: $154 million Branches: 6 Total assets: $855 million Branches: 14

5
Port Angeles
Everett
Forks
Wenatchee National Forest
Shoreline
Olympic National Park
Entiat
Sammamish
Seattle
Cashmere
Bellevue
Burien
90
Olympic National Forest
Washington
Tacoma
101
Spanaway
Ocean Shores
Aberdeen
Olympia
Snoqualmie National Forest
90
Westport
Raymond
Centralia
12
Yakima
Astoria
Gifford Pinchot National Forest
Grandview
30
Seaside
Salmon Creek
Goldendale
Vancouver
84
30
The Dalles
Tillamook
Beaverton
Portland
Newberg
Mt Hood National Forest
Condon
McMinnville
Woodburn

Heritage Financial Corporation
2010 Growth

30 Branch Locations
Acquisition Growth
FDIC Assisted Transaction:
•
Cowlitz Bank - July 30, 2010
• 9 Branches
• Approximately $280 million in
assets
Organic Growth
•
Puyallup Branch, Pierce
County – September 7, 2010
Blue = 15 Heritage Bank/6 Central Valley Bank Branches
Red = 9 Newly Acquired Cowlitz / Bay Bank Branches

Net Loans
Deposits
% Loans to Deposits
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
(in millions)
105%
100%
95%
90%
85%
80%
%Loans to Deposits
$644
$637
$740
$726
$769
$776
$793
$824
$746
$840
$735
$829
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
6/30/10

HERITAGE FINANCIAL CORPORATION

Loan and Deposit Growth 7

Certificates of Deposit
Savings & Interest Bearing Demand
Non-Interest Bearing Demand
Average Balances (in thousands)
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$85,732
$266,824
$264,078
$98,567
$284,533
$307,902
$103,790
$299,167
$352,295
$108,386
$335,730
$343,642
$120,107
$396,401
$323,696
$122,270
$414,035
$294,400
2005
2006
2007
2008
2009
Q2'10

HERITAGE FINANCIAL CORPORATION

Deposit Growth

Total Avg. Deposits       $616,634                $691,002      $755,252                   $787,758                  $840,204               $830,705
Compounded Annual Growth Rate since 2005:   Certificate of Deposits: 2.9%
Interest-Bearing Transaction Accounts:   11.0%
Non-Interest Bearing Demand Deposits: 9.2%

Total Non-CD Deposits
%Non-CD Deposits/Total Deposits
Peer %Non-CD Deposits/Total Deposits
%Non-CD Deposits/Total Deposits
Total Non-CD Deposits
70%
65%
60%
55%
50%
45%
40%
$600
$500
$400
$300
$200
$100
$0
$353
$398
$416
$478
$536
$534
2005
2006
2007
2008
2009
Q2'10

HERITAGE FINANCIAL CORPORATION

Non-CD Deposit Growth
Source: SNL Financial
Regional Peer Group (13) : All NASDAQ banks under $5 billion in AK, ID, OR, and WA
Ticker Symbols – BANR, CACB, CASB, COLB,  FFNW, HOME, NRIM, PCBK, PRWT, RVSB, TSBK,
WBCO, WCBO

Top 20 Deposit Relationships

Top 20
Relationship Type
# of
Accounts
Checking
Deposits
MMA
Deposits
Savings
Deposits
CD
Deposits
Deposit
Balance
1 Business 36 22,126 $              4,186 $         26,312 $
2 Business 66 16,994 $              16,994 $
3 Business 5 15,112 $              607 $             15,719 $
4 Business 19 4,409 $                7,086 $         267 $              11,762 $
5 Business 7 388 $                     3,146 $          3,026 $          6,560 $
Top 5 Sum 133 59,029 $              3,146 $          11,879 $       3,293 $          77,347 $
6 Business 54 795 $                     1,140 $          4,300 $          6,235 $
7 Business 11 4,355 $                1,844 $         6,199 $
8 Business 19 964 $                     2,244 $          2,876 $          6,084 $
9 Retail 2 5,181 $          4,769 $         9,950 $
10 Business 2 - $
Top 10 Sum 221 65,143 $              11,711 $       18,492 $       10,469 $        105,815 $
11 Retail 6 4,089 $          4,089 $
12 Business 7 3,412 $                3,412 $
13 Business 5 3,055 $                183 $              3,238 $
14 Business 4 2,890 $                2,890 $
15 Retail 8 33 $                       48 $                2,757 $          2,838 $
Top 15 Sum 251 74,533 $              11,759 $       18,492 $       17,498 $        122,282 $
16 Business 51 314 $                     2,512 $          2,826 $
17 Business 15 652 $                     1,871 $          2,523 $
18 Business 6 2,169 $                254 $              2,423 $
19 Business 7 2,036 $                299 $              2,335 $
20 Business 1 2,300 $                2,300 $
Top 20 Sum 331 82,004 $              16,396 $       18,492 $       17,797 $        134,689 $
Top 5 represent
9% of deposits
Top 20 represent
16% of deposits
Top 15 represent
15% of deposits
Top 10 represent
13% of deposits
Financial data as of June 30, 2010
Note: Numbers in thousands

Commercial Construction 5%
Residential Real Estate 7%
Consumer 3%
CRE Owner Occupied 23%
Residential Construction 4%
Commercial and Industrial 30%
CRE Non-Owner Occupied 28%

HERITAGE FINANCIAL CORPORATION

Diversified Loan Portfolio 11 Financial data as of June 30, 2010 Total loans: $763 million Average yield on loans: 6.51%

Commercial & Industrial 37%
CRE Owner Occupied 28%
CRE Non-Owner Occupied 35%
Retail 27%
Office 34%
Industrial/ Warehouse 13%
Multi-Family 9%
Care Centers 2%
Motel 1%
Church 2%
Other 4%
Tax-Exempt Affordable Housing 3%
Agricultural 5%

Diversified Loan Portfolio

Commercial Loan Portfolio Commercial Real Estate Portfolio
Financial data as of June 30, 2010
CRE owner occupied: $176 million
CRE non-owner occupied: $214 million
Commercial and industrial: $228 million
Total Commercial Loans: $618 million
CRE owner occupied: $176 million
CRE non-owner occupied: $214 million
Total CRE portfolio: $390 million

CRE Non-Owner Occupied 28%
Commercial and Industrial 30%
Residential Construction 4%
Commercial Construction 5%
Residential Real Estate 7%
Consumer 3%
CRE Owner Occupied 23%
Residential Land 9%
Condos 24%
Commercial Land 9%
Single Family Residential 13%
Commercial 20%
A&D Residential 25%

HERITAGE FINANCIAL CORPORATION

Diversified Loan Portfolio

Loan Portfolio Construction Portfolio
Financial data as of June 30, 2010
Total loans: $763 million Construction loans: $74 million
Total construction portfolio reduced 43.5% since Dec. 31, 2008; represents 9.7% of total portfolio down from 16.1% at Dec. 31, 2008

HFWA
Regional Peers
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2005
2006
2007
2008
2009
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10

						Δ

Stable Net Interest Margin
Source: SNL Financial, All ratios based on most recent reported quarter
Regional Peer Group (13)
Annual
Quarterly
Margins and Costs 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 Since 6/30/09
Yield on Loans 6.60% 6.56% 6.56% 6.68% 6.51% -0.09%
Yield on Earning Assets 5.91% 5.79% 5.50% 5.52% 5.44% -0.47%
Cost of Funds 1.64% 1.51% 1.38% 1.22% 1.08% -0.56%
Net Interest Margin 4.59% 4.58% 4.45% 4.58% 4.60% 0.01%

Net Income
Net Income (loss) applicable to common shareholders
Net Interest Margin
$12
$10
$8
$6
$4
$2
$-
$(2)
(in millions)
6%
5%
4%
3%
Net Interest Margin
$10.5
$10.5
$10.7
$6.4
$6.2
$0.6
$(0.7)
2005
2006
2007
2008
2009

Net Income (loss) applicable to common...
$1.0
$0.5
$-
$(0.5)
$(1.0)
(in millions)
($0.9)
($0.2)
$-
$0.4
$0.4
$0.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10

HERITAGE FINANCIAL CORPORATION

Earnings 15 Quarterly Earnings Annual Earnings

Year Ended December 31,	
	2008 (in thousands)	2009 (in thousands)
Pre-tax, Pre-provision Earnings	$16,747	$19,468
Income tax expense (benefit)	2,976	(503)
Provision for loan losses	7,420	19,390
Net Income	$ 6,351	$ 581
Pre-tax, Pre-provision ROAA (1)	1.87%	1.99%
% Improvement in Pre-tax, Pre-provision Earnings from prior year		16.3%

HERITAGE FINANCIAL CORPORATION

Core Earnings 16 (1) Pre-tax, pre-provision return on average assets

Quarter Ended June 30,	
	2009 (in thousands)	2010 (in thousands)
Pre-tax, Pre-provision Earnings	$4,581	$4,428
Income tax expense (benefit)	(50)	423
Provision for loan losses	4,540	3,150
Net Income	$91	$ 855
Pre-tax, Pre-provision ROAA (1)	1.90%	1.76%

HERITAGE FINANCIAL CORPORATION

Core Earnings 17 (1) Pre-tax, pre-provision return on average assets

HFWA
Regional Peers
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.4%
9.7%
14.8%
10.4%
20.2%
13.8%
21.4%
15.7%
Tangible Common Equity/Tangible Assets
Tier 1 Capital to Average Assets
Tier 1 Capital to Risk Weighted Assets
Total Capital to Risk Weighted Assets

HERITAGE FINANCIAL CORPORATION

Strong Capital Levels 18 Source: SNL Financial Regional Peer Group (13) All ratios as of June 30, 2010

Credit Risk Management

Heritage Financial Corporation

19

Credit Risk Management
•
1-4 family residential construction portfolio
decreased 51% since December 2009 and as of
June 30, 2010 represented only 4.6% of total loan
portfolio
•
Ongoing CRE loan evaluation and stress testing
shows no measurable weakness
•
A focus to aggressively manage NPA levels lower
as we move through what we believe is the last
half of this credit cycle

Credit Quality

Financial data as of June 30, 2010
Note: Dollars in thousands
(1) Does not include restructured loans
(2) Includes restructured loans
Loan Quality Snapshot 06/30/09 09/30/09 12/31/09 03/31/10 06/30/10
Restructured Loans not on Nonaccrual 3,264 $              - $                    425 $                  417 $                  408 $
Nonaccrual Loans 19,512 $            35,682 $            32,554 $           28,416 $           29,322 $
# of Nonaccrual Loans 38 45 53 52 35
NPLs / Loans (1) 2.5% 4.6% 4.2% 3.8% 3.9%
Adjusted NPLs / Loans (2) 2.9% 4.6% 4.3% 3.8% 3.9%
Other Real Estate Owned
OREO 301 $                   151 $                   704 $                  1,590 $             1,590 $
# of OREO Properties 2 1 3 5 5
Nonperforming Assets
Nonperforming Assets (1) 19,813 $            35,833 $            33,258 $           30,006 $           30,913 $
Adjusted Nonperforming Assets (2) 23,077 $            35,833 $            33,683 $           30,423 $           31,320 $
NPAs /Assets (1) 2.0% 3.5% 3.3% 3.0% 3.1%
Adjusted NPAs /Assets (2) 2.4% 3.5% 3.3% 3.0% 3.1%
Reserves, Chargeoffs, and Provisioning
Loan Loss Reserves 23,707 $            25,052 $            26,164 $           24,797 $           26,268 $
Net Chargeoffs QTD 988 $                   3,305 $              3,838 $             5,117 $             1,679 $
Provision for Loan Losses QTD 4,540 $              4,650 $              4,950 $             3,750 $             3,150 $

C&I $12.3
Other Construction Loans $9.3
Owner-Occupied CRE $2.5
Non-Owner Occupied CRE $2.4
Real Estate Mortgages $3.9
Single Family Construction $5.7

HERITAGE FINANCIAL CORPORATION

Classified Loans by Category

Financial data as of June 30, 2010
Classified Loans are the regulatory definition of special mention, substandard, or doubtful
Note: Dollars in millions
Total classified loans: $ 36.1 million
Excludes nonperforming loans

Pierce County
Tacoma
65%
Thurston County
Olympia
14%
Central WA & Other
11%
King County
Seattle
7%
Mason County
Shelton
3%

HERITAGE FINANCIAL CORPORATION

Classified Loans by County 23 Notes: Includes nonperforming loans Financial data as of June 30, 2010

A&D Lots for Sale $7.5
Single Family Real Estate $3.0
Commercial Construction $0.1
C&I $3.7
Commercial Real Estate $2.6
Condo Construction $10.0
Real Estate Mortgages $2.4

Nonaccrual Loan Composition

6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
Commercial 2,970 $            4,362 $             7,266 $             4,609 $           5,251 $
Real Estate Mortgages 465 $               676 $                - $                  47 $                -
Real Estate Construction 16,077 $          30,644 $           25,288 $           23,760 $         23,943 $
Consumer - $                - $                  - $                  - $               128 $
Total 19,512 $          35,682 $           32,554 $           28,416 $         29,322 $
% of Gross Loans 2.5% 4.6% 4.2% 3.8% 3.9%
Historical NA Loan Composition ($000s)
6/30/10 Nonaccrual Loan Composition
Note: Dollars in millions

NPAs/Assets (%)
9%
6%
3%
0%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
HFWA
Regional Peers

Net Charge-Offs (annualized)/Avg. Loans (%)
4%
3%
2%
1%
0%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
HFWA
Regional Peers

Reserves/NPLs (%)
160%
120%
80%
40%
0%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
HFWA
Regional Peers

Reserves/Loans (%)
4%
3%
2%
1%
0%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
HFWA
Regional Peers

25 Source: SNL Financial Regional Peer Group (13) Loan Provisioning

26

Selected Key Ratios
HFWA
Regional Peer
Group Median
HFWA Regional Rank
(out of 13)
National Peer
Group Median
HFWA National Rank
(out of 114)
Coverage Ratio (1) 88.4% 68.64% #3 57.3% #37
TCE/TA (2) 12.4% 9.66% #5 7.69% #13
PTPP ROAA (3) 1.76% 0.19% #5 1.26% #22
Efficiency Ratio 65.7% 71.6% #5 67.7% #61
Net Interest Margin 4.6% 3.93% #5 3.58% #17

(1) Allowance for loan loss/nonperforming loans
(2) Tangible common equity/tangible assets
(3) Pre-tax, pre-provision return on average assets
Source: SNL Financial
Ratios as of and for quarter-ended June 30, 2010
Regional Peer Group (13)
National Peer Group: All publicly traded US commercial banks (114) with assets between $750 million and $1.25 billion

28

Strategic Initiatives

•
Organic Growth
–
New loan programs for medical professionals and selective
CRE products
–
Continue focus on non-CD deposit growth
–
New lender recruitment
–
Acquire/Build 1-2 new branches per year
•
Continue to pursue FDIC assisted transactions
•
Begin to pursue open bank M&A transactions

Texas Ratio > 50% ($bn)
35
$30.2
$24.5
# of Institutions
Assets
Deposits

TCE/TA < 5% ($bn)
9
$12.4
$9.8
# of Institutions
Assets
Deposits

Construction/Total Loans > 25% ($bn)
6
$3.9
$3.5
# of Institutions
Assets
Deposits

The FDIC Market Opportunity
*Texas Ratio: (NPA + 90 Days PD)/(Tangible Common Equity + Reserves)

Summary of Analysis
21 Washington banks with a Texas Ratio* greater than 100%
15 Washington banks with a Texas Ratio* greater than 100% and assets under $600 million
35 Washington banks with a Texas Ratio* greater than 50%
9  Washington banks with tangible common equity/tangible assets less than 5%
Acquisition Considerations.
Fill-in or expand geographic footprint
Opportunity to take advantage of FDIC loss share agreements
Strengthen market share
Potential to significantly grow our company
Source: SNL Financial data as of June 30, 2010

Heritage Highlights
•
Community leader with deep roots in the communities
we serve since 1927
•
Experienced and disciplined management team
•
Strong and diversified balance sheet with no
borrowings
•
Solid loan loss coverage ratios and strong core earnings
•
Strong tangible capital levels
•
Historically stable and strong net interest margin

32